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                                                                    EXHIBIT 99.1

                                  CERTIFICATION
                          Accompanying Form 10-K Report
                     of First Industrial Realty Trust, Inc.
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
              (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b))


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Chapter 63, Title 18 U.S.C. Section 1350(a) and (b)), each of the undersigned hereby certifies, to his knowledge, that the Annual Report on Form 10-K for the period ended December 31, 2002 of First Industrial Realty Trust, Inc. (the "Company") fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 19, 2003                             /s/ Michael W. Brennan
                                                   ------------------------
                                                   Michael W. Brennan
                                                   Chief Executive Officer



Dated:  March 19, 2003                             /s/ Michael J. Havala
                                                   ------------------------
                                                   Michael J. Havala
                                                   Chief  Financial Officer